UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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          Date of Report (Date of earliest event reported): May 8, 2003

                               NVIDIA CORPORATION

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             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-23985
                            (Commission File Number)

                                   94-3177549
                      (I.R.S. Employer Identification No.)

                            2701 San Tomas Expressway
                              Santa Clara, CA 95050

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              (Address of principal executive offices and zipcode)

      (Registrant's telephone number, including area code): (408) 486-2000
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Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

On May 8, 2003, NVIDIA Corporation issued a press release announcing its results for the three months ended April 27, 2003. The press release is furnished and attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NVIDIA Corporation

                                                     By: /s/ Marvin D. Burkett
                                                     ---------------------------
                                                     Marvin D. Burkett
                                                     Chief Financial Officer

Date:  May 8, 2003
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                                  EXHIBIT INDEX

Exhibit Number    Description
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99.1              Press Release, dated May 8, 2003 entitled "NVIDIA Reports
                  Operating Results for the First Quarter Fiscal 2004."